EXHIBIT 10.1
AMENDMENT NO. 4
Dated as of November 1, 2007
to
CREDIT AGREEMENT
Dated as of September 14, 2005
          THIS AMENDMENT NO. 4 (“Amendment”) is made as of November 1, 2007 (the “Effective Date”) by and among Pacific Sunwear of California, Inc., a California corporation (the “Borrower”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, National Association, as Administrative Agent (the “Administrative Agent”), under that certain Credit Agreement dated as of September 14, 2005 by and among the Borrower, the Lenders and the Administrative Agent (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.
          WHEREAS, the Borrower has requested that certain modifications be made to the Credit Agreement;
          WHEREAS, the Borrower, the Lenders party hereto and the Administrative Agent have agreed to amend the Credit Agreement on the terms and conditions set forth herein;
          NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders party hereto and the Administrative Agent hereby agree to the following amendments to the Credit Agreement.
          1.    Amendments to Credit Agreement. Effective as of the Effective Date but subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:
          (a)    Section 2.01 of the Credit Agreement is hereby amended restate the first sentence thereof in its entirety as follows:
     “Subject to the terms and conditions set forth herein, each Lender agrees to make Revolving Loans to the Borrower in Dollars from time to time during the Availability Period in an aggregate principal amount that will not result in (a) such Lender’s Revolving Credit Exposure exceeding such Lender’s Commitment, (b) the sum of the total Revolving Credit Exposures exceeding the total Commitments or (c) solely during the Borrower’s fiscal quarter ending on February 2, 2008, the sum of the total outstanding Loans exceeding $75,000,000.”

          (b)    Section 6.08(a) of the Credit Agreement is hereby amended to restate clause (3) of the proviso appearing at the end thereof to read as follows:
     “(3) solely with respect to the fiscal quarter of the Borrower ending on or about November 3, 2007, the Borrower will not permit such ratio to be less than 1.1 to 1.0.”
          (c)    Section 6.08(a) of the Credit Agreement is hereby further amended to add the following sentence at the end thereof:
     “Notwithstanding the foregoing, it is understood and agreed that, to the extent made or incurred commencing with the fiscal quarter ending on November 3, 2007, those certain cash charges not to exceed (i) $8,000,000 in respect of inventory write-downs, reserve charges and liquidation costs and (ii) $2,000,000 in respect of severance pay and retention bonuses, in each case exclusively in connection with the Borrower’s disposition of certain of its currently operating 154 “demo” stores and 9 “One Thousand Steps” stores, shall be excluded from the calculation of the fixed charge coverage ratio with respect to this Section 6.08(a) for such period.”
          2.    Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that the Administrative Agent shall have received (i) counterparts of this Amendment duly executed by the Borrower, the Required Lenders and the Administrative Agent, (ii) counterparts of the Consent and Reaffirmation attached hereto duly executed by the Subsidiary Guarantors and (iii) for the account of each Lender which delivers its executed signature page hereto by such time as is requested by the Administrative Agent, an amendment fee equal to 0.05% of such Lender’s Commitment under the Credit Agreement.
          3.    Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:
          (a)    This Amendment and the Credit Agreement as amended hereby constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
          (b)    As of the date hereof and giving effect to the terms of this Amendment, (i) no Default shall have occurred and be continuing and (ii) the representations and warranties of the Borrower set forth in the Credit Agreement, as amended hereby, are true and correct in all material respects as of the date hereof (other than such representations and warranties as are made of a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).
          4.    Reference to and Effect on the Credit Agreement.
          (a)    Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit

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Agreement as amended hereby.
          (b)    Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.
          (c)    The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.
          5.    Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.
          6.    Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
          7.    Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.
[Signature Pages Follow]

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          IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

PACIFIC SUNWEAR OF CALIFORNIA, INC.,
as the Borrower

By: Name:	/s/ SALLY FRAME KASAKS Sally Frame Kasaks
Title:	Chief Executive Officer

By: Name:	/s/ GERALD M. CHANEY Gerald M. Chaney
Title:	Chief Financial Officer
Signature Page to Amendment No. 4 to
Credit Agreement dated as of September 14, 2005
Pacific Sunwear of California, Inc.

JPMORGAN CHASE BANK,
NATIONAL ASSOCIATION,
individually as a Lender, as the Swingline Lender, as
an Issuing Bank and as Administrative Agent

By:	/s/ JAMES A. KNIGHT
Name:	James A. Knight
Title:	Vice President
Signature Page to Amendment No. 4 to
Credit Agreement dated as of September 14, 2005
Pacific Sunwear of California, Inc.

BANK OF AMERICA, N.A.,
individually as a Lender, as an Issuing Bank and as
Syndication Agent

By: Name:	/s/ STEPHEN J. GARVIN Stephen J. Garvin
Title:	Managing Director
Signature Page to Amendment No. 4 to
Credit Agreement dated as of September 14, 2005
Pacific Sunwear of California, Inc.

NATIONAL CITY BANK,
individually as a Lender and as Co-Documentation
Agent

By:	/s/ JENNIFER OBERS
Name:	Jennifer Obers
Title:	Portfolio Manager
Signature Page to Amendment No. 4 to
Credit Agreement dated as of September 14, 2005
Pacific Sunwear of California, Inc.

U.S. BANK NATIONAL ASSOCIATION,
individually as a Lender and as Co-Documentation
Agent

By:	/s/ CONAN SCHLEICHER
Name:	Conan Schleicher
Title:	Vice President
Signature Page to Amendment No. 4 to
Credit Agreement dated as of September 14, 2005
Pacific Sunwear of California, Inc.

PNC BANK, NATIONAL ASSOCIATION,
individually as a Lender

By:	/s/ PHILIP K. LIEBSCHER
Name: Title:	Philip K. Liebscher Senior Vice President
Signature Page to Amendment No. 4 to
Credit Agreement dated as of September 14, 2005
Pacific Sunwear of California, Inc.

UNION BANK OF CALIFORNIA, N.A.,
individually as a Lender

By:	/s/ MARGARET FURBANK
Name:	Margaret Furbank
Title:	Vice President
Signature Page to Amendment No. 4 to
Credit Agreement dated as of September 14, 2005
Pacific Sunwear of California, Inc.

WACHOVIA BANK,
NATIONAL ASSOCIATION,
individually as a Lender

By:	/s/ SUSAN T. GALLAGHER
Name:	Susan T. Gallagher
Title:	Vice President
Signature Page to Amendment No. 4 to
Credit Agreement dated as of September 14, 2005
Pacific Sunwear of California, Inc.

CONSENT AND REAFFIRMATION
          Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 4 to the Credit Agreement (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among Pacific Sunwear of California, Inc., a California corporation (the “Borrower”) the Lenders and JPMorgan Chase Bank, National Association, as Administrative Agent (the “Administrative Agent”), which Amendment No. 4 is dated as of November 1, 2007 and is by and among the Borrower, the financial institutions listed on the signature pages thereof and the Administrative Agent (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Subsidiary Guaranty and any other Loan Document executed by it and acknowledges and agrees that the Subsidiary Guaranty and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.
Dated November 1, 2007
[Signature Pages Follow]

     IN WITNESS WHEREOF, this Consent and Reaffirmation has been duly executed as of the day and year above written.

PACIFIC SUNWEAR STORES CORP.

By:	/s/ SALLY FRAME KASAKS
Name:	Sally Frame Kasaks
Title:	Chief Executive Officer

By:	/s/ GERALD M. CHANEY
Name:	Gerald M. Chaney
Title:	Chief Financial Officer